PROSPECTUS SUPPLEMENT -- February 24, 2003*

AXP(R) Extra Income Fund (July 30, 2002) S-6370-99 V

The information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

Management of the Fund's portfolio is coordinated by:

     Scott Schroepfer, CFA, Portfolio Manager

     o    Member of the high yield sector team.

     o    Joined AEFC in 1990.

     o    Began investment career in 1986.

     o    MBA, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market. Investment decisions for the Fund are made in consultation with the high yield sector team led by Jennifer Ponce de Leon. Jennifer, who holds an MBA from DePaul University, began her investment career in 1989 and joined AEFC in 1997.

(the rest of the section remains unchanged)


S-6370-2 A (2/03)
* Valid until next prospectus update

Destroy July 30, 2003